UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2023

METRO ONE TELECOMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27024	93-0995165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North Gould Street, Suite 2990 Sheridan, Wyoming	82801
(Address of Principal Executive Offices)	(Zip Code)

(307) 683-0855

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On January 18, 2023, Metro One Telecommunications, Inc. (the “Company”) posted the company overview attached to this Current Report on Form 8-K as Exhibit 99.1 (the “Company Overview”). The Company Overview is available on the “Investors” section of the Company’s website at metro1telecomm.com.

The information contained in the Company Overview is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company Overview speaks only as of the date of this Current Report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Company Overview, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit.

By furnishing the information contained in the Company Overview, the Company makes no admission as to the materiality of any information in the Company Overview that is required to be disclosed solely by reason of Regulation FD.

In accordance with General Instruction B.2. of Form 8-K, the information contained or incorporated in this Item 7.01, including the Company Overview furnished herewith as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
99.1	Metro One Telecommunications, Inc., Company Overview, dated January 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRO ONE TELECOMMUNICATIONS, INC.

Dated: January 19, 2023	By:	/s/ Elchanan Maoz
Name: Elchanan Maoz
Title: Chief Executive Officer, President and Director

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